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                                                                    Exhibit 99.1

                                 CERTIFICATION

In connection with the Annual Report of Atari, Inc. (the "Company") on Form 10-K for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bruno Bonnell, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                         By: /s/ Bruno Bonnell
                                             -----------------------------------
                                             Name: Bruno Bonnell
                                             Title: Chairman of the Board and
                                                      Chief Executive Officer

Date: July 15, 2003